                         ANNUAL FINANCIAL STATEMENTS


                   ---------------------------------------


                          THE FUND FOR LIFE SERIES

                                     OF

                                THE GCG TRUST

         (INCLUDING THE FUND FOR LIFE DIVISION OF SEPARATE ACCOUNT B)


                   ---------------------------------------


                              DECEMBER 31, 1996







 GOLDENSELECT products are issued by Golden American Life Insurance Company
                                     and

                   distributed by Directed Services, Inc.


                            [GOLDENSELECT Logo]

                          THE FUND FOR LIFE SERIES
                                     OF
                                THE GCG TRUST


                            FINANCIAL STATEMENTS
                              DECEMBER 31, 1996



TABLE OF CONTENTS                                                PAGE

President's Letter                                                 3

Management's Discussion and Analysis                               4

Report of Independent Auditors                                     6

Statement of Assets and Liabilities                                7

Statement of Operations                                            8

Statement of Changes in Net Assets                                 9

Financial Highlights                                              10

Portfolio of Investments                                          11

Notes to Financial Statements                                     12

Separate Account B Schedule of Investments                        16

                                  The GCG TRUST
                                  An Affiliate of Equitable of Iowa Companies
                                  Golden American Life Insurance Company

Dear Shareholder of The Fund For Life Series of the GCG Trust,

We are pleased to provide you with your 1996 Annual Report (the "Report") for The Fund For Life Series of The GCG Trust.

1996 was another strong year for U.S. equity markets. The Fund For Life performance reflected these economic trends as is noted in the portfolio manager's report.

In order to protect remaining shareholders from high expense ratios, the Manager agreed to absorb a portion of the expenses while we are considering various options to address this problem. In addition, the Manager is no longer taking a management fee.

If you have any questions or require any additional information, please call our Customer Service area at
1-800-366-0066.

Sincerely,

/s/ Terry L. Kendall

Terry L. Kendall
President
The Fund For Life Series of The GCG Trust
February 21, 1997










 GOLDENSELECT products are issued by Golden American Life Insurance Company
                                     and
                    distributed by Directed Services, Inc.
                                       3
                                      1001 Jefferson Street - Suite 400 -
                                      Wilmington, DE  19801

                          THE FUND FOR LIFE SERIES
                                     OF
                                THE GCG TRUST

=============================================================================

                    MANAGEMENT'S DISCUSSION AND ANALYSIS


The investment objective of The Fund For Life Series (the "Fund") of The GCG Trust is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its objective by investing in shares of other mutual funds using an allocation strategy that emphasizes mutual funds that invest primarily in domestic equity securities (approximately 60%), while also allocating a portion of the Fund's assets to mutual funds that invest in international equity securities (approximately 10%), and to mutual funds that invest primarily in debt securities rated at least investment grade (approximately 30%).

Strong performance in the equity market and debt market contributed to the performance of the Fund during 1996. For the year ended December 31, 1996, the Fund had a total return of 10.57%, compared to a blended return of 14.62% of three indices, namely the S&P 500, Morgan Stanley/Capital International Pacific and Lehman Aggregate Bond indices. This blend covers the same time period and is computed using the same percentage allocation of investments held by the Fund. As indicated on the graph, the following total return of each index for the year ended December 1996 was S&P 500 - 22.95%, Morgan Stanley/Capital International Pacific - (8.58%) and the Lehman Aggregate Bond Index - 3.63%.

The Fund For Life Annual Report
Plot Points For The Graph
For The Period Ended December 31, 1996


The following table replaces a graph showing growth of an initial investment of $10,000, with reinvestment of dividends and distributions in the Fund For Life Series of The GCG Trust, the Lehman Aggregate Bond Index, the Morgan Stanley/ Capital International Pacific Index ("MSCI Index"), the S & P 500 Index and a blended index consisting of 60% S & P 500 Index, 30% Lehman Aggregate Bond Index and 10% MSCI Index. The graph indicates the growth from March 1, 1993 (Inception date of The Fund For Life Series Of The GCG Trust) through December 31, 1996.


                        Blended*    Lehman*    MSCI Pac*    S&P 500*      FFL*
                        --------    -------    ---------    --------     -----
            03/01/93    $10,000     $10,000     $10,000     $10,000     $10,000
            12/31/93    $10,932     $10,583     $12,966     $10,768     $10,842
            12/31/94    $11,091     $10,275     $14,629     $10,909     $10,607
            12/31/95    $14,158     $12,173     $15,036     $15,004     $12,603
            12/31/96    $16,228     $12,615     $13,746     $18,447     $13,935

          Average Annual Total  Return For The Period Ended December 31, 1996

          One Year                         10.57%
          3/1/93 (Inception)                9.03%

Total Return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity contracts thereunder whose proceeds are invested in the Fund. Past performance is not predicative of future performance.

* Blended -- 60% S &P 500, 30% Lehman Aggregate Bond, 10% MSCI Pacific Lehman -- Lehman Aggregate Bond Index
      MSCI Pac -- Morgan Stanley/Capital International Index
      S&P 500 -- Standard & Poor's 500 Index
      FFL -- Fund For Life

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



Board of Trustees and Contractholders
The GCG Trust - The Fund For Life Series


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Fund For Life Series (one of the Series comprising The GCG Trust) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Fund For Life Series of The GCG Trust at December 31, 1996 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



                                                   /s/ Ernst & Young LLP


February 21, 1997

                          THE FUND FOR LIFE SERIES
                                     OF
                                THE GCG TRUST

=============================================================================

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996



ASSETS

 INVESTMENTS, AT VALUE (COST $170,297) (NOTES 1 AND 4)       $197,431
 CASH                                                           7,328
 DEFERRED ORGANIZATION EXPENSES (NOTE 1)                       28,457
 DIVIDENDS RECEIVABLE                                             240
                                                             --------
TOTAL ASSETS                                                  233,456
                                                             --------

LIABILITIES

 ACCRUED EXPENSES                                               3,863
 PAYABLE FOR DEFERRED ORGANIZATION EXPENSES                    28,457
 PAYABLE FOR SHARES OF BENEFICIAL INTEREST REDEEMED                 5
                                                             --------
TOTAL LIABILITIES                                              32,325
                                                             --------

NET ASSETS                                                   $201,131
                                                             ========


NET ASSETS CONSIST OF

 PAID-IN CAPITAL                                             $139,553
 UNDISTRIBUTED REALIZED GAINS ON INVESTMENT
  TRANSACTIONS                                                 31,438
 NET UNREALIZED APPRECIATION OF INVESTMENT                     27,134
 ACCUMULATED NET INVESTMENT INCOME                              3,006
                                                             --------
NET ASSETS                                                   $201,131
                                                             ========


 SHARES OF BENEFICIAL INTEREST OUTSTANDING, $.001
  PAR VALUE                                                    26,426
                                                             ========

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
  PRICE PER SHARE                                            $   7.61
                                                             ========






                     See notes to financial statements.

                          THE FUND FOR LIFE SERIES
                                     OF
                                THE GCG TRUST

=============================================================================

                           STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1996



INVESTMENT INCOME

    DIVIDENDS                                                $   6,876
                                                             ---------

EXPENSES

 MANAGEMENT & ADMINISTRATIVE FEES (NOTE 2)                         776
 AMORTIZATION OF ORGANIZATION COSTS (NOTE 2)                    23,019
 AUDITING FEES                                                   2,200
 FUND ACCOUNTING FEES (NOTE 2)                                     647
 PRINTING AND MAILING                                              494
 CUSTODY (NOTE 2)                                                2,975
 TRUSTEES FEES AND EXPENSES (NOTE 2)                                20
 OTHER OPERATING EXPENSES                                          925
                                                             ---------

 TOTAL EXPENSES                                                 31,056
 FEES WAIVED AND EXPENSES REIMBURSED BY MANAGER
  MANAGER (NOTE 2)                                             (24,442)
                                                             ---------

NET EXPENSES                                                     6,614
                                                             ---------

NET INVESTMENT INCOME                                              262
                                                             ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

 NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS
  AND CAPITAL GAIN DISTRIBUTIONS                                32,582
 CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS            (   9,929)
                                                             ---------

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS               22,653
                                                             ---------

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                  $  22,915
                                                             =========




                     See notes to financial statements.

                          THE FUND FOR LIFE SERIES
                                     OF
                                THE GCG TRUST

=============================================================================

                     STATEMENT OF CHANGES IN NET ASSETS
                             FOR THE YEARS ENDED
                         DECEMBER 31, 1995 AND 1996


                                                  1996           1995
FROM OPERATIONS

 NET INVESTMENT INCOME (LOSS)                $     262     $ ( 19,207)
 NET REALIZED GAIN FROM INVESTMENT
  TRANSACTIONS AND CAPITAL GAIN
  DISTRIBUTIONS                                 32,582         82,283
 CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS               (  9,929)       105,511
                                             ---------     ----------

 NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               22,915        168,587

DISTRIBUTIONS TO SHAREHOLDERS FROM

 NET INVESTMENT INCOME                              --       (    614)
 NET REALIZED GAINS ON INVESTMENT
  TRANSACTIONS AND CAPITAL GAIN
  GAIN DISTRIBUTIONS                          ( 77,446)             0
                                             ---------     ----------
                                              ( 77,446)      (    614)

FROM BENEFICIAL INTEREST TRANSACTIONS
 PROCEEDS FROM SALES OF SHARES                      --          7,379
 DISTRIBUTIONS REINVESTED                       77,446            614
 COST OF SHARES REDEEMED                      (154,833)    (1,188,903)
                                             ---------     ----------

 DECREASE IN NET ASSETS DERIVED FROM
  BENEFICIAL INTEREST TRANSACTIONS             (77,387)    (1,180,910)
                                             ---------     ----------

 NET DECREASE IN NET ASSETS                   (131,918)    (1,012,937)

NET ASSETS

 BEGINNING OF YEAR                             333,049      1,345,986
                                             ---------     ----------

 END OF YEAR                                 $ 201,131     $  333,049
                                             =========     ==========



                     See notes to financial statements.

                          THE FUND FOR LIFE SERIES
                                     OF
                                THE GCG TRUST
                            FINANCIAL HIGHLIGHTS
       SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
                        THROUGHOUT EACH PERIOD


                                 FOR THE      FOR THE     FOR THE    FOR THE
                                YEAR ENDED  YEAR ENDED  YEAR ENDED   PERIOD
                                 DECEMBER    DECEMBER    DECEMBER    MARCH 1,
                                 31, 1996    31, 1995    31, 1994    1993* TO
                                                                     DECEMBER
                                                                     31, 1993
                                ----------  ----------  ----------  ----------
PER SHARE OPERATING
 PERFORMANCE

NET ASSET VALUE,
 BEGINNING OF PERIOD            $    10.95  $     9.23  $    10.51  $    10.00
                                ----------  ----------  ----------  ----------

NET INVESTMENT INCOME
 (LOSS) #                              .01       (0.24)       0.44        0.33
NET GAIN ON INVESTMENTS
 - REALIZED AND UNREALIZED            0.88        1.98       (0.67)       0.51
                                ----------  ----------  ----------  ----------

TOTAL FROM INVESTMENT
 OPERATIONS                           0.89        1.74       (0.23)       0.84
                                ----------  ----------  ----------  ----------

LESS DISTRIBUTIONS

DISTRIBUTIONS FROM NET
 INVESTMENT INCOME                    0.00        0.02        0.44        0.33
DISTRIBUTIONS FROM NET
 REALIZED CAPITAL GAINS               4.23        0.00        0.61        0.00
                                ----------  ----------  ----------  ----------

TOTAL DISTRIBUTIONS                   4.23        0.02        1.05        0.33
                                ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF
 PERIOD                         $     7.61  $    10.95  $     9.23  $    10.51
                                ==========  ==========  ==========  ==========

TOTAL RETURN                        10.57%      18.79%     (2.15%)      8.42%**

RATIOS AND SUPPLEMENTAL DATA
TOTAL NET ASSETS, END OF
 PERIOD (000'S OMITTED              $  201      $  333      $1,346      $4,267

RATIO OF EXPENSES TO AVERAGE
 NET ASSETS                          2.56%       4.25%       1.84%      0.42%**
DECREASE REFLECTED IN ABOVE
 EXPENSE RATIO DUE TO
 WAIVERS AND/OR REIMBURSEMENTS       9.45%       0.68%         --       3.15%**

RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE
 NET ASSETS                          0.10%      (2.32%)      2.23%      4.89%**
PORTFOLIO TURNOVER RATE              6.87%       5.68%      13.06%     19.79%


*    Commencement of operations
**   Not annualized
# Per share data numbers have been calculated using the average share method

                     See notes to financial statements.

                          THE FUND FOR LIFE SERIES
                                     OF
                                THE GCG TRUST

=============================================================================

                          PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1996


                                                   NUMBER OF       VALUE
INVESTMENT IN SHARES OF OPEN-END MUTUAL FUNDS       SHARES        (NOTE 1)
---------------------------------------------      ---------      --------

AIM CONSTELLATION FUND                                  762       $ 19,245
AIM WEINGARTEN FUND                                   1,045         19,333
THE BERGER ONE HUNDRED FUND, INC.                     1,108         19,752
THE GUARDIAN PARK AVENUE FUND                           526         19,922
MERRILL LYNCH PACIFIC FUND, INC., CLASS A               909         19,607
DAVIS NEW YORK VENTURE FUND, INC.                     1,152         20,156
SCUDDER INCOME FUND                                   1,574         20,698
UNITED INCOME FUND                                      601         19,783
VANGUARD INVESTMENT GRADE CORPORATE BOND FUND         2,206         19,391
VANGUARD FIXED INCOME GNMA FUND                       1,910         19,544

 TOTAL INVESTMENTS (COST $170,297*) (NOTES 1 AND 4)      98%       197,431
 OTHER ASSETS IN EXCESS OF LIABILITIES                    2%         3,700
                                                     -------      --------

 NET ASSETS                                             100%      $201,131
                                                     =======      ========


*Aggregate cost for Federal tax purposes















                     See notes to financial statements.

                          THE FUND FOR LIFE SERIES
                                     OF
                                THE GCG TRUST

=============================================================================

                        NOTES TO FINANCIAL STATEMENTS


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The GCG Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 1996, the Trust had sixteen operational portfolios (the "Series"): The Fund For Life Series (the "Fund"), Liquid Asset Series, Limited Maturity Bond Series, Natural Resources Series, All-Growth Series, Real Estate Series, Fully Managed Series, Multiple Allocation Series, Capital Appreciation Series, Rising Dividends Series, Managed Global Series, Emerging Markets Series, Market Manager Series, Value Equity Series, Strategic Equity Series and Small Cap Series. All of the Series, including the Fund, are diversified, except for Managed Global Series and Market Manager Series. The information presented in these financial statements pertains only to the Fund. The financial information for the other Series of the Trust is presented under separate cover.

       The Fund serves as an investment medium for variable annuity contracts offered by Golden American Life Insurance Company ("Golden American"). Prior to August 13, 1996, Golden American was a wholly owned subsidiary of BT Variable, Inc. ("BTV"), an indirect subsidiary of Bankers Trust Company ("Bankers Trust"). On August 13, 1996, the Equitable of Iowa Companies ("Equitable") acquired all of the interest in BTV, Golden American and Directed Services, Inc. ("DSI") from Whitewood Properties Corp., a subsidiary of Bankers Trust.

       The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

       Federal Income Taxes: No provision for federal income taxes has been made since the Fund has complied and intends to continue to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholder sufficiently to relieve it from substantially all federal income taxes. The Fund has reclassified amounts to reflect an increase in accumulated net investment income of $2,744, a decrease in undistributed realized gains on investment transactions of $1,144 and a decrease in paid-in capital of $1,600. These represent the cumulative amounts necessary to report these balances on a tax basis as of December 31, 1996. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

       Organizational Expenses: DSI, the Fund's Manager and Administrator, paid organizational expenses of approximately $115,000 on behalf of the Fund. The Fund reimburses DSI in equal monthly installments over a sixty month period from the Fund's commencement of operations. The unpaid balance as of December 31, 1996 was approximately $28,000. It is DSI's intention to continue to receive these equal installments but not to seek reimbursement of any unpaid balances, if any, should the Fund cease operations.

       Valuation: Investments in open-end mutual funds are valued at their respective net asset value at the end of each day. Net asset values for these investments are supplied by market quotation services. The net asset values supplied by these market quotation services are calculated in accordance with the Act. Among other things, the Act requires that mutual funds value the securities they hold in their portfolios at their current market value (generally the last reported sales price of the security).

       Other investments of the Fund, if any, are valued at their current market value as determined by market quotations. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

       Other:   Investment transactions are recorded on trade date.  Dividend income and distributions to the shareholders are recorded on the ex-dividend date. Estimated expenses are accrued daily.

       Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Fund uses for federal income tax purposes.

2.    MANAGEMENT  AND  ADMINISTRATIVE  FEES,  AND  OTHER  TRANSACTIONS   WITH
AFFILIATES

       In its capacity as Manager and Administrator DSI provides investment advisory services and other services reasonably necessary for the operation of the Fund. Management and administrative fees are paid to DSI at annual rates of 0.10% and 0.20%, respectively, of the value of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund paid $258 and $518 in compensation for management and administrative
 services,   respectively.   The  Fund  also  reimburses  DSI   for   certain
 organizational expenses paid by DSI on behalf of the Fund. These reimbursements are described in Note 1 to the financial statements.

        DSI also provides accounting services to the Fund. For fund accounting services, the Fund pays to DSI an annual fee of 0.25% of the value of the average daily net assets of the Fund. For the year ended December 31, 1996 such fees amounted to $647. Pursuant to a custodian agreement, Bankers Trust is custodian for the Fund. Fees paid to Bankers Trust in connection with custodian services was $2,975 for the year ended December 31, 1996.

2. MANAGEMENT AND ADMINISTRATIVE FEES, AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

       During the year ended December 31, 1996, DSI voluntarily waived and/or reimbursed the Fund $24,442 in operating expenses.

       Investors in the Fund should recognize that an investment in the Fund bears not only a proportionate share of the expenses of the Fund (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. Investors also bear their proportionate share of any sales charges incurred by the Fund related to the purchase of shares of the mutual fund investments. In addition, shareholders of the Fund may indirectly bear expenses paid by a mutual fund in which the Fund invests related to the distribution of the mutual fund's shares.

       Certain officers and trustees of the Trust are also officers and/or directors of DSI, BTV, Golden American and Equitable.

3.  SHARES OF BENEFICIAL INTEREST

       The Fund has an unlimited number of $0.001 par value shares of beneficial interest authorized. For the years ended December 31, 1996 and 1995, the Fund had the following transactions in shares of beneficial interest. The Trust no longer accepts investments in the Fund from new investors.

                                       1996                     1995
                               Shares        Amount     Shares        Amount

   Sold                             0    $        0        719    $    7,379
   Distributions Reinvested    10,817        77,446         56           614
   Redeemed                   (14,807)     (154,833)  (116,153)   (1,188,903)
                             --------    ----------   --------    ----------
   Net decrease               ( 3,990)   $(  77,387)  (115,378)  $(1,180,910)
                             ========    ==========   ========    ==========

       As of December 31, 1996, Golden American has an investment in the fund of 1,831 shares with a total net asset value of $13,935 representing 6.93% of the shares outstanding.

4.  INVESTMENTS

      At December 31, 1996, the gross unrealized appreciation and depreciation were as follows:

   Gross Unrealized Appreciation                  $   27,134
   Gross Unrealized Depreciation                          --
                                                  ----------
   Net Unrealized Appreciation                    $   27,134
                                                  ==========

   Purchases and Sales of Investments Were As
   Follows:

   Cost of Purchases                              $   17,491
   Proceeds from Sales                            $  143,860

5.  PLAN OF SUBSTITUTION

      During 1996, the Board of Trustees instructed management to file with the Securities and Exchange Commission ("SEC"), an application for an order ("Order") to accept the substitution of shares of the Fund for shares of the Fully Managed Series, one of the series of the Trust. The substitution will occur as soon as practicable after the Order is issued by the SEC. Within five days after the substitution, Golden American will send to owners of contracts written notice of the substitution stating that shares of the Fund have been eliminated and that the shares of Fully Managed Series have been substituted.



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                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
              THE FUND FOR LIFE DIVISION OF SEPARATE ACCOUNT B

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996
                                 (Unaudited)




Investment in The Fund For Life Series of The GCG Trust,
   at Net Asset Value, 24,595 shares (cost - $206,865)           $187,166
                                                                 --------





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